UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
_______________________________

Investment Company Act file number:  811-02021

Deutsche Securities Trust
(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154
(Address of principal executive offices)  (Zip code)

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 250-3220

Date of fiscal year end:  12/31

Date of reporting period:  3/31/2015

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio	as of March 31, 2015 (Unaudited)

Deutsche Real Estate Securities Fund

	Shares	Value ($)
Common Stocks 99.5%
Real Estate Investment Trust (“REITs”) 99.5%
Apartments 16.8%
American Campus Communities, Inc.	482,375	20,679,416
American Residential Properties, Inc.* (a)	569,145	10,238,919
Associated Estates Realty Corp.	428,556	10,576,762
Camden Property Trust	362,058	28,287,592
Equity Residential	1,602,668	124,783,730
Essex Property Trust, Inc.	262,614	60,374,959
UDR, Inc.	1,045,142	35,566,182

		290,507,560
Diversified 5.3%
Duke Realty Corp.	1,658,857	36,113,317
DuPont Fabros Technology, Inc.	668,686	21,852,659
Lexington Realty Trust (a)	1,857,792	18,262,095
Liberty Property Trust	23,732	847,232
Vornado Realty Trust	134,636	15,079,232

		92,154,535
Health Care 12.9%
Health Care REIT, Inc. (a)	788,026	60,961,691
Healthcare Realty Trust, Inc.	342,975	9,527,846
Healthcare Trust of America, Inc. "A"	711,063	19,810,215
LTC Properties, Inc.	453,512	20,861,552
Ventas, Inc.	1,541,753	112,578,804

		223,740,108
Hotels 7.6%
Chesapeake Lodging Trust	130,186	4,404,192
DiamondRock Hospitality Co.	1,814,641	25,640,877
Host Hotels & Resorts, Inc.	969,616	19,566,851
Pebblebrook Hotel Trust	326,650	15,212,091
RLJ Lodging Trust	645,849	20,221,532
Strategic Hotels & Resorts, Inc.*	2,106,558	26,184,516
Sunstone Hotel Investors, Inc.	1,205,950	20,103,187

		131,333,246
Industrial 5.6%
Prologis, Inc.	2,240,485	97,595,526

Office 17.3%
Alexandria Real Estate Equities, Inc.	245,261	24,045,388
American Realty Capital Properties, Inc.	2,860,439	28,175,324
BioMed Realty Trust, Inc.	1,016,171	23,026,435
Boston Properties, Inc.	496,842	69,796,364
Brandywine Realty Trust	1,151,345	18,398,493
Corporate Office Properties Trust	1,102,341	32,386,779
Douglas Emmett, Inc.	220,845	6,583,390
Hudson Pacific Properties, Inc.	676,974	22,468,767
Paramount Group, Inc.	1,747,817	33,732,868
SL Green Realty Corp.	312,147	40,073,432

		298,687,240
Regional Malls 14.9%
General Growth Properties, Inc.	1,264,376	37,362,311
Pennsylvania Real Estate Investment Trust	256,538	5,959,378
Simon Property Group, Inc.	745,899	145,927,680
Taubman Centers, Inc.	290,156	22,379,732
The Macerich Co.	535,714	45,176,762

		256,805,863
Shopping Centers 9.0%
DDR Corp.	1,920,016	35,750,698
Equity One, Inc.	8,012	213,840
Federal Realty Investment Trust	331,951	48,866,507
Kimco Realty Corp.	1,865,585	50,090,957
Regency Centers Corp.	299,727	20,393,425

		155,315,427
Specialty Services 4.0%
Spirit Realty Capital, Inc.	5,737,611	69,310,341

Storage 6.1%
CubeSmart	1,399,897	33,807,513
Extra Space Storage, Inc.	576,116	38,928,158
Public Storage	169,068	33,330,065

		106,065,736

Total Common Stocks (Cost $1,419,853,386)		1,721,515,582
Securities Lending Collateral 1.3%
Daily Assets Fund Institutional, 0.11% (b) (c) (Cost $22,761,935)	22,761,935	22,761,935
Cash Equivalents 0.3%
Central Cash Management Fund, 0.08% (b) (Cost $4,305,216)	4,305,216	4,305,216
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,446,920,537) †	101.1	1,748,582,733
Other Assets and Liabilities, Net	(1.1)	(18,418,174)

Net Assets	100.0	1,730,164,559

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*	Non-income producing security.
†
The cost for federal income tax purposes was $1,463,562,126.  At March 31, 2015, net unrealized appreciation for all securities based on tax cost was $285,020,607.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $310,527,786 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,507,179.

(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2015 amounted to $22,110,115, which is 1.2% of net assets.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2015 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$1,721,515,582	$—	$—	$1,721,515,582
Short-Term Investments (d)	27,067,151	—	—	27,067,151

Total	$1,748,582,733	$—	$—	$1,748,582,733

There have been no transfers between fair value measurement levels during the period ended March 31, 2015.
(d)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a)   The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)   There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Real Estate Securities Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 22, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 22, 2015